FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 14 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report - April 23, 1996

             New York                        16-0397420
(State Or Other Jurisdiction           (I.R.S. Employer
Incorporation Or Organization)         Identification No.)

330 W. William St., Corning, NY                 14830
(Address of Principal Executive             (Zip Code)
           Offices)

Commission File No.      0-643

Item 8.  Change in Fiscal Year

     On April 23, 1996 the Board of Directors of the Company voted unanimously to change the Fiscal Year End date from December 31 to September 30 effective September 30, 1996. The decision to change the Fiscal Year End was made because September 30 better reflects the natural business year of the company. Natural gas sales in the company's service territory are very weather sensitive. September 30 reflects the end of the summer sales season when sales are at the lowest level while December 31 reflects sales at the mid-point of the peak sales period.

     Form 10-KSB will be issued for the transition period from January 1, 1996 through September 30, 1996. Form 10-QSB will be filed for the quarters ending March 31, 1996 and June 30, 1996.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Corning Natural Gas Corporation
                                      (Registrant)


Date
                                         (Signature)
                                 Kenneth J. Robinson
                                 Executive Vice President